LOAN PARTICIPATION AGREEMENT – BUFFINGTON SIGNATURE HOMES, LLC
(UDF III $2,500,000 Lot Inventory Loan to Buffington Signature Homes, LLC)

This Loan Participation Agreement (this “Agreement”) is entered into effective as of the 24th day of March, 2010 (the “Effective Date”) by and between UNITED DEVELOPMENT FUNDING III, LP, a Delaware limited partnership as lender, agent and assignor (the “Agent”), and UNITED DEVELOPMENT FUNDING IV, a Maryland real estate investment trust as assignee and participant (the “Participant”).

R E C I T A L S:

A.           The Agent is the lender of that certain $2,500,000 revolving lot inventory loan (the “Loan”) to Buffington Signature Homes, LLC, a Texas limited liability company, as successor-by-merger to Buffington Signature Homes, Ltd., a Texas limited partnership (“Borrower”).

B.           The Loan is evidenced and secured by the following: (i) that certain Loan Agreement between Lender and Borrower dated effective as of August 12, 2008 (the “Loan Agreement”), (ii) that certain Secured Promissory Note in the principal amount of $2,500,000 executed by Borrower and payable to the order of the Agent and its assigns, dated as of even date with the Loan Agreement (the “Note”), (iii) those certain Master Deeds of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filings executed by Borrower to Todd Etter, trustee for the benefit of the Agent, and recorded in of various counties in the State of Texas in which Borrower does business (collectively, as previously amended, supplemented, assumed and assigned, the “Master Deed of Trust”), (iv) each Short Form Deed of Trust executed by Borrower to Todd Etter, trustee for the benefit of the Agent, which are recorded (or which will, in the future, be recorded) in the Real Property Records of various counties in the State of Texas in which Borrower does business (collectively, the “Short Form Deeds of Trust”; the Master Deed of Trust and the Short Form Deeds of Trust are referred to herein collectively as the “Deeds of Trust”), and (v) all other guaranties, security agreements, assignments, certificates and other agreements or documents, evidencing, securing, or otherwise documenting or giving notice of the Loan and any performance or payment obligations with respect thereto, described on Exhibit “A” including, without limitation, all modifications, restructurings, extensions, consolidations and amendments of the foregoing (collectively with the Loan Agreement, the Note, and the Deeds of Trust, the “Loan Documents”).

C.           On the Effective Date, the outstanding balance of the Note is $466,213.62, consisting of $461,800.09 in principal, and $4,413.53 in accrued, unpaid interest.

D.           The Participant desires to purchase a 100% participation interest in the Loan and the Loan Documents during the Participation Period (as hereinafter defined) (the “Participation Interest”), and the Agent has agreed to sell and assign the Participation Interest to the Participant.

E.           The Participant, as owner of the Participation Interest, desires to appoint the Agent as its agent in connection with all rights and duties under the Note and the Loan Documents, and the Agent has agreed to act as the Participant’s agent with respect to the foregoing transactions.

A G R E E M E N T:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agent and the Participant agree as follows:

1.           Assignment.  For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Agent hereby agrees to sell, transfer, assign, and convey, and does hereby sell, transfer, assign, and convey to the Participant, and the Participant hereby agrees to purchase, accept and receive, and does hereby purchase, accept and receive from the Agent, the Participation Interest, in consideration for the payment of the Purchase Price (as defined in Section 4 below).

2.           Participation Period.  The Participation Period shall commence on the Effective Date and shall terminate on the earliest of (i) August 12, 2010, which is the maturity date of the Loan (or, if maturity date of the Loan is extended, to such date to which the Participation Period is extended as referenced in a written extension agreement executed by the Participant and the Agent), (ii) the date of an Agent Foreclosure Event (as hereinafter defined), or (iii) the date of a Buyback Event (as hereinafter defined).  The Participant shall be entitled to 100% of any interest accrued on the Note during the Participation Period, but the Participant shall not be entitled to any interest accrued on the Note during any period other than the Participation Period, except for component of the Purchase Price (as hereinafter defined) attributable to accrued interest.

3.           Assumption.  The Participant hereby assumes all funding obligations of the Agent under the Loan Documents during the Participation Period.

4.           Purchase Price.  The Purchase Price (herein so called) to be paid by the Participant for the Participation Interest shall be equal to the sum of (x) $466,213.62, which is the outstanding balance of the Note on the Effective Date, plus (y) the Participant’s assumption of all funding obligations of the Agent under the Loan Documents during the Participation Period.  Absent manifest error, the Participant’s books and records relating to the amounts so funded by the Participant shall be conclusive evidence of the Purchase Price.

5.           Loan Funding Procedures.  Each time during the Participation Period that the Agent receives an Advance Request (as such term is defined in the Loan Agreement) from Borrower, the Agent shall deliver the Advance Request to the Participant together with such other documents and information as is requested by the Participant with respect to the Advance Request.  Upon receiving all documents and information requested with respect to the Advance Request, the Participant shall fund the principal amount of the Advance Request directly to the title company closing the take down relating to such Advance Request upon the Agent’s request.

6.           Payment of  Interest and Principal.  During the Participation Period, the Agent shall cause Borrower to pay the Participant 100% of all payments of principal and interest made by or on behalf of Borrower on the Note or in respect of the Loan.  The Agent shall make cause all payments due to the Participant under this Section 6 to be made promptly upon receipt of payment from Borrower.  At any time upon the Participant’s request, the Agent shall cause all payments made on the Note or in respect of the Loan to be paid directly to the Participant.  All payments shall be made by wire transfer or such other method as specified by the Participant.

7.           Appointment of the Agent.  The Participant hereby appoints the Agent as its agent with respect to its Participation Interest, and hereby authorizes the Agent on its behalf, and as deemed advisable by the Agent, to monitor and administrate the Note and the Loan Documents, and to do any and all acts and to make any and all decisions required, contemplated or advisable in connection with the Note and the Loan Documents; provided, however, that the Agent shall not take any action or make any decision without the prior written consent of the Participant with respect to the following matters (the “Major Decisions”):  (i) modification or amendment of the Note and the Loan Documents, including, without limitation, extension of the maturity date of the Loan or any increase in the amount of the Loan, (ii) the acceleration of the Note upon the occurrence of an Event of Default (as such term is defined in the Note and the Loan Documents), and (iii) enforcement of the rights and remedies available to the holder of the Note and the Loan Documents.  The Agent’s powers to act on behalf of the Participant shall be limited solely by the foregoing limitations and by the terms and conditions of the Note and the Loan Documents.  Subject to the obligation of the Agent to obtain the prior written consent of the Participant with respect to Major Decisions, the Participant shall rely solely upon the Agent with respect to its Participation Interest and the enforcement of its rights under the Note and the Loan Documents, and shall not have any rights separate from the Agent to take any action, make any decision, or enforce any right under the Note and the Loan Documents.

8.           Agreement to be Bound.  Each of the Participant and the Agent hereby accepts, assumes and agrees to be bound by, and to perform in accordance with, all of the terms and provisions of the Note and the Loan Documents, as they may be modified or amended from time to time.

9.           Collateral Matters.

(a)           The Loan Documents are collateral for that certain Loan and Security Agreement executed by the Agent in favor of Wesley J. Brockhoeft (“Brockhoeft”), as lender to the Agent, dated as of September 21, 2009 or any new loan documents evidencing a new or replacement line of credit to the Agent from Brockhoeft or any new or substitute lender providing the Agent with a line of credit (as such may be amended, modified, renewed, extended, superseded or replaced from time to time, collectively, the “Agent Loan Agreement”).   Nothing herein shall effect or impede the obligations of the Agent under the Agent Loan Agreement.  Subject to the Agent’s obligation to repurchase the Participation Interest upon an Agent Foreclosure Event (as hereinafter defined) as further set forth in Section 11 below, the Participant accepts, assumes and agrees to be bound by, all of the terms and provisions of the Agent Loan Agreement as they relate to the Note and the Loan Documents (which are collateral for the Agent’s obligations under the Agent Loan Agreement); provided, however, that such agreement of the Participant shall not be deemed to create privity between the Participant and Brockhoeft and his assigns, or any new or substitute lender providing the Agent with a line of credit.

(b)           The Participation Interest is collateral for that certain Loan and Security Agreement executed by the Participant in favor of Raley Holdings, LLC (“Raley”), as lender to the Participant, dated as of March 8, 2010, or any new loan documents evidencing a new or replacement line of credit to the Participant from Raley or any new or substitute lender providing the Participant with a line of credit (as such may be amended, modified, renewed, extended, superseded or replaced from time to time, collectively, the “Participant Loan Agreement”).   Nothing herein shall effect or impede the obligations of the Participant under the Participant Loan Agreement.  The Agent hereby accepts, assumes and agrees to be bound by, all of the terms and provisions of the Participant Loan Agreement as they relate to the Participation Interest (which is collateral for the Participant’s obligations under the Participant Loan Agreement); provided, however, that such agreement of the Agent shall not be deemed to create privity between the Participant and Raley and his assigns, or any new or substitute lender providing the Participant with a line of credit.

10.           Indemnification by the Participant.  The Agent shall not be liable or responsible for, and shall be saved, indemnified and held harmless by the Participant, from and against any and all claims and damages of every kind relating to (a) its performance as the Agent hereunder and under the Note and the Loan Documents; (b) the performance or nonperformance of any act by the Agent hereunder and under the Note and the Loan Documents, (c) Borrower’s failure to pay the Note  in full or to comply with any of its obligations under the Note and the Loan Documents, or any "default" or "event of default" by Borrower under the Note and the Loan Documents, or any breach by Borrower of any representation, warranty, covenant or agreement contained in the Note and the Loan Documents, (d) the Agent’s enforcement, or lack of enforcement of any right it may have individually or on behalf of the Participant arising under the Note and the Loan Documents; and (e) the Participant’s loss of its investment in the Participation Interest, in whole or in part, should such loss occur for any reason; provided, however, that the Participant shall have no indemnity obligations under this Section 10 to the extent that any claims or damages arise from (1) the gross negligence or willful misconduct of the Agent in the following matters: (x) its performance as the Agent hereunder, (y) the performance or nonperformance of any act by the Agent hereunder and under the Note and the Loan Documents, or (z) the Agent’s enforcement, or lack of enforcement of any right it may have individually or on behalf of the Participant arising under the Note and the Loan Documents, (2) the foreclosure by Brockhoeft or his assigns, or any new or substitute lender providing the Agent with a line of credit, of the Note and the Loan Documents or any collateral therefor, or the performance or nonperformance of any act by the Agent or Brockhoeft or his assigns, or any new or substitute lender providing the Agent with a line of credit, under or in connection with the Loan Agreement (any such event is referred to herein as an “Agent Foreclosure Event”), or (3) the breach by the Agent of its obligations under Sections 11 and 13 of this Agreement.

11.           Agent Foreclosure Event.  Upon an Agent Foreclosure Event, the Participation Period shall terminate automatically and the Agent shall repurchase the Participant’s Interest in accordance with Section 13 below.

12.           Buyback Event.  The Participant shall have the option to terminate the Participation Period at any time by giving the Agent thirty (30) days written notice of its intent to require the Agent to repurchase the Participation Interest (a “Buyback Event”).

13.           Termination of Participation Interest.  Upon termination of the Participation Period for any reason, the Agent shall pay the Participant an amount equal to (x) the outstanding principal amount of the Note, on the date of termination, together with all accrued interest due thereon, plus (y) any amounts due to the Participant under Section 6 which were not previously paid to the Participant, but only to the extent such amounts are not duplicative of the amounts owed to the Participant under clause (x) above (collectively, the “Buyback Price”). Upon receipt of the Buyback Price, the Participant shall execute and deliver to the Agent, an assignment and release of the Participation Interest assigning the Participation Interest to the Agent and relinquishing all right of the Participant in the Loan and the Loan Documents, in a form agreed to by the Agent and the Participant.

14.           Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, representatives, administrators, successors and assigns; provided, however, that (i) the Agent may assign this Agreement and its rights and obligations hereunder to any entity acquiring the Note and Loan Documents with the prior written consent of the Participant, and (ii) the Participant may not assign or transfer all or any portion of this Agreement and its rights and obligations hereunder without the prior written consent of the Agent.

15.           Governing Law.  This Agreement and the rights of the Agent and the Participant shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to its rules regarding conflict of laws.

16.           Headings.  The headings of the sections in this Agreement are for convenience of reference only and shall have no application in the interpretation of this Agreement.

17.           Exhibits.  The exhibits hereto are incorporated by reference to the same extent as if fully set forth herein.

18.           Severability.  If any provision of this Agreement or application to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

19.           Further Assurances.  The parties agree to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated by this Agreement.

20.           Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall constitute an original.

21.           Entire Agreement; Amendment.  This Agreement together with its exhibits contain the entire understanding and agreement of the Agent and the Participant regarding the subject matter hereof and may not in any way be altered, amended or modified except by an instrument in writing signed by the Agent and the Participant.

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37104.9/319539v1
UDF IV Participation Agreement
UDF III – Buff Signature Lot Inventory Line

IN WITNESS WHEREOF, this Agreement has been executed on this the ______ day of March, 2010, effective for all purposes as of the Effective Date.

AGENT:

UNITED DEVELOPMENT FUNDING III, LP

By:           UMTH Land Development, L.P.
Its:           General Partner

By:           UMT Services, Inc.
Its:           General Partner

By: /s/ Ben Wissink
Name: Ben Wissink
Title: Chief Operating Officer

PARTICIPANT:

UNITED DEVELOPMENT FUNDING IV
a Maryland real estate investment trust

By: /s/ David Hanson
Name:	David Hanson
Title:	Chief Operating Office

37104.9/319539v1
UDF IV Participation Agreement
UDF III – Buff Signature Lot Inventory Line

EXHIBIT A

LOAN DOCUMENTS

(see attached)

37104.9/319539v1
UDF IV Participation Agreement
UDF III – Buff Signature Lot Inventory Line

LOAN PARTICIPATION AGREEMENT – BUFFINGTON TEXAS CLASSIC HOMES, LLC
(UDF III $2,000,000 Lot Inventory Loan to Buffington Texas Classic Homes, LLC)

This Loan Participation Agreement (this “Agreement”) is entered into effective as of the 24th day of March, 2010 (the “Effective Date”) by and between UNITED DEVELOPMENT FUNDING III, LP, a Delaware limited partnership as lender, agent and assignor (the “Agent”), and UNITED DEVELOPMENT FUNDING IV, a Maryland real estate investment trust as assignee and participant (the “Participant”).

R E C I T A L S:

A.           The Agent is the lender of that certain $2,000,000 revolving lot inventory loan (the “Loan”) to Buffington Texas Classic Homes, LLC, a Texas limited liability company, as successor-by-merger to Buffington Texas Classic Homes, Ltd., a Texas limited partnership (“Borrower”).

B.           The Loan is evidenced and secured by the following: (i) that certain Loan Agreement between Lender and Borrower dated effective as of August 21, 2008 (the “Loan Agreement”), (ii) that certain Secured Promissory Note in the principal amount of $2,000,000 executed by Borrower and payable to the order of the Agent and its assigns, dated as of even date with the Loan Agreement (the “Note”), (iii) those certain Master Deeds of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filings executed by Borrower to Todd Etter, trustee for the benefit of the Agent, and recorded in of various counties in the State of Texas in which Borrower does business (collectively, as previously amended, supplemented, assumed and assigned, the “Master Deed of Trust”), (iv) each Short Form Deed of Trust executed by Borrower to Todd Etter, trustee for the benefit of the Agent, which are recorded (or which will, in the future, be recorded) in the Real Property Records of various counties in the State of Texas in which Borrower does business (collectively, the “Short Form Deeds of Trust”; the Master Deed of Trust and the Short Form Deeds of Trust are referred to herein collectively as the “Deeds of Trust”), and (v) all other guaranties, security agreements, assignments, certificates and other agreements or documents, evidencing, securing, or otherwise documenting or giving notice of the Loan and any performance or payment obligations with respect thereto, described on Exhibit “A” including, without limitation, all modifications, restructurings, extensions, consolidations and amendments of the foregoing (collectively with the Loan Agreement, the Note, and the Deeds of Trust, the “Loan Documents”).

C.           On the Effective Date, the outstanding balance of the Note is $268,045.78, consisting of $265,704.47 in principal, and $2,341.31 in accrued, unpaid interest.

D.           The Participant desires to purchase a 100% participation interest in the Loan and the Loan Documents during the Participation Period (as hereinafter defined) (the “Participation Interest”), and the Agent has agreed to sell and assign the Participation Interest to the Participant.

E.           The Participant, as owner of the Participation Interest, desires to appoint the Agent as its agent in connection with all rights and duties under the Note and the Loan Documents, and the Agent has agreed to act as the Participant’s agent with respect to the foregoing transactions.

A G R E E M E N T:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agent and the Participant agree as follows:

1.           Assignment.  For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Agent hereby agrees to sell, transfer, assign, and convey, and does hereby sell, transfer, assign, and convey to the Participant, and the Participant hereby agrees to purchase, accept and receive, and does hereby purchase, accept and receive from the Agent, the Participation Interest, in consideration for the payment of the Purchase Price (as defined in Section 4 below).

2.           Participation Period.  The Participation Period shall commence on the Effective Date and shall terminate on the earliest of (i) August 21, 2010, which is the maturity date of the Loan (or, if maturity date of the Loan is extended, to such date to which the Participation Period is extended as referenced in a written extension agreement executed by the Participant and the Agent), (ii) the date of an Agent Foreclosure Event (as hereinafter defined), or (iii) the date of a Buyback Event (as hereinafter defined).  The Participant shall be entitled to 100% of any interest accrued on the Note during the Participation Period, but the Participant shall not be entitled to any interest accrued on the Note during any period other than the Participation Period, except for component of the Purchase Price (as hereinafter defined) attributable to accrued interest.

3.           Assumption.  The Participant hereby assumes all funding obligations of the Agent under the Loan Documents during the Participation Period.

4.           Purchase Price.  The Purchase Price (herein so called) to be paid by the Participant for the Participation Interest shall be equal to the sum of (x) $268,045.78, which is the outstanding balance of the Note on the Effective Date, plus (y) the Participant’s assumption of all funding obligations of the Agent under the Loan Documents during the Participation Period.  Absent manifest error, the Participant’s books and records relating to the amounts so funded by the Participant shall be conclusive evidence of the Purchase Price.

5.           Loan Funding Procedures.  Each time during the Participation Period that the Agent receives an Advance Request (as such term is defined in the Loan Agreement) from Borrower, the Agent shall deliver the Advance Request to the Participant together with such other documents and information as is requested by the Participant with respect to the Advance Request.  Upon receiving all documents and information requested with respect to the Advance Request, the Participant shall fund the principal amount of the Advance Request directly to the title company closing the take down relating to such Advance Request upon the Agent’s request.

6.           Payment of  Interest and Principal.  During the Participation Period, the Agent shall cause Borrower to pay the Participant 100% of all payments of principal and interest made by or on behalf of Borrower on the Note or in respect of the Loan.  The Agent shall make cause all payments due to the Participant under this Section 6 to be made promptly upon receipt of payment from Borrower.  At any time upon the Participant’s request, the Agent shall cause all payments made on the Note or in respect of the Loan to be paid directly to the Participant.  All payments shall be made by wire transfer or such other method as specified by the Participant.

7.           Appointment of the Agent.  The Participant hereby appoints the Agent as its agent with respect to its Participation Interest, and hereby authorizes the Agent on its behalf, and as deemed advisable by the Agent, to monitor and administrate the Note and the Loan Documents, and to do any and all acts and to make any and all decisions required, contemplated or advisable in connection with the Note and the Loan Documents; provided, however, that the Agent shall not take any action or make any decision without the prior written consent of the Participant with respect to the following matters (the “Major Decisions”):  (i) modification or amendment of the Note and the Loan Documents, including, without limitation, extension of the maturity date of the Loan or any increase in the amount of the Loan, (ii) the acceleration of the Note upon the occurrence of an Event of Default (as such term is defined in the Note and the Loan Documents), and (iii) enforcement of the rights and remedies available to the holder of the Note and the Loan Documents.  The Agent’s powers to act on behalf of the Participant shall be limited solely by the foregoing limitations and by the terms and conditions of the Note and the Loan Documents.  Subject to the obligation of the Agent to obtain the prior written consent of the Participant with respect to Major Decisions, the Participant shall rely solely upon the Agent with respect to its Participation Interest and the enforcement of its rights under the Note and the Loan Documents, and shall not have any rights separate from the Agent to take any action, make any decision, or enforce any right under the Note and the Loan Documents.

8.           Agreement to be Bound.  Each of the Participant and the Agent hereby accepts, assumes and agrees to be bound by, and to perform in accordance with, all of the terms and provisions of the Note and the Loan Documents, as they may be modified or amended from time to time.

9.           Collateral Matters.

(a)           The Loan Documents are collateral for that certain Loan and Security Agreement executed by the Agent in favor of Wesley J. Brockhoeft (“Brockhoeft”), as lender to the Agent, dated as of September 21, 2009 or any new loan documents evidencing a new or replacement line of credit to the Agent from Brockhoeft or any new or substitute lender providing the Agent with a line of credit (as such may be amended, modified, renewed, extended, superseded or replaced from time to time, collectively, the “Agent Loan Agreement”).   Nothing herein shall effect or impede the obligations of the Agent under the Agent Loan Agreement.  Subject to the Agent’s obligation to repurchase the Participation Interest upon an Agent Foreclosure Event (as hereinafter defined) as further set forth in Section 11 below, the Participant accepts, assumes and agrees to be bound by, all of the terms and provisions of the Agent Loan Agreement as they relate to the Note and the Loan Documents (which are collateral for the Agent’s obligations under the Agent Loan Agreement); provided, however, that such agreement of the Participant shall not be deemed to create privity between the Participant and Brockhoeft and his assigns, or any new or substitute lender providing the Agent with a line of credit.

(b)           The Participation Interest is collateral for that certain Loan and Security Agreement executed by the Participant in favor of Raley Holdings, LLC (“Raley”), as lender to the Participant, dated as of March 8, 2010, or any new loan documents evidencing a new or replacement line of credit to the Participant from Raley or any new or substitute lender providing the Participant with a line of credit (as such may be amended, modified, renewed, extended, superseded or replaced from time to time, collectively, the “Participant Loan Agreement”).   Nothing herein shall effect or impede the obligations of the Participant under the Participant Loan Agreement.  The Agent hereby accepts, assumes and agrees to be bound by, all of the terms and provisions of the Participant Loan Agreement as they relate to the Participation Interest (which is collateral for the Participant’s obligations under the Participant Loan Agreement); provided, however, that such agreement of the Agent shall not be deemed to create privity between the Participant and Raley and his assigns, or any new or substitute lender providing the Participant with a line of credit.

10.           Indemnification by the Participant.  The Agent shall not be liable or responsible for, and shall be saved, indemnified and held harmless by the Participant, from and against any and all claims and damages of every kind relating to (a) its performance as the Agent hereunder and under the Note and the Loan Documents; (b) the performance or nonperformance of any act by the Agent hereunder and under the Note and the Loan Documents, (c) Borrower’s failure to pay the Note  in full or to comply with any of its obligations under the Note and the Loan Documents, or any "default" or "event of default" by Borrower under the Note and the Loan Documents, or any breach by Borrower of any representation, warranty, covenant or agreement contained in the Note and the Loan Documents, (d) the Agent’s enforcement, or lack of enforcement of any right it may have individually or on behalf of the Participant arising under the Note and the Loan Documents; and (e) the Participant’s loss of its investment in the Participation Interest, in whole or in part, should such loss occur for any reason; provided, however, that the Participant shall have no indemnity obligations under this Section 10 to the extent that any claims or damages arise from (1) the gross negligence or willful misconduct of the Agent in the following matters: (x) its performance as the Agent hereunder, (y) the performance or nonperformance of any act by the Agent hereunder and under the Note and the Loan Documents, or (z) the Agent’s enforcement, or lack of enforcement of any right it may have individually or on behalf of the Participant arising under the Note and the Loan Documents, (2) the foreclosure by Brockhoeft or his assigns, or any new or substitute lender providing the Agent with a line of credit, of the Note and the Loan Documents or any collateral therefor, or the performance or nonperformance of any act by the Agent or Brockhoeft or his assigns, or any new or substitute lender providing the Agent with a line of credit, under or in connection with the Loan Agreement (any such event is referred to herein as an “Agent Foreclosure Event”), or (3) the breach by the Agent of its obligations under Sections 11 and 13 of this Agreement.

11.           Agent Foreclosure Event.  Upon an Agent Foreclosure Event, the Participation Period shall terminate automatically and the Agent shall repurchase the Participant’s Interest in accordance with Section 13 below.

12.           Buyback Event.  The Participant shall have the option to terminate the Participation Period at any time by giving the Agent thirty (30) days written notice of its intent to require the Agent to repurchase the Participation Interest (a “Buyback Event”).

13.           Termination of Participation Interest.  Upon termination of the Participation Period for any reason, the Agent shall pay the Participant an amount equal to (x) the outstanding principal amount of the Note, on the date of termination, together with all accrued interest due thereon, plus (y) any amounts due to the Participant under Section 6 which were not previously paid to the Participant, but only to the extent such amounts are not duplicative of the amounts owed to the Participant under clause (x) above (collectively, the “Buyback Price”). Upon receipt of the Buyback Price, the Participant shall execute and deliver to the Agent, an assignment and release of the Participation Interest assigning the Participation Interest to the Agent and relinquishing all right of the Participant in the Loan and the Loan Documents, in a form agreed to by the Agent and the Participant.

14.           Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, representatives, administrators, successors and assigns; provided, however, that (i) the Agent may assign this Agreement and its rights and obligations hereunder to any entity acquiring the Note and Loan Documents with the prior written consent of the Participant, and (ii) the Participant may not assign or transfer all or any portion of this Agreement and its rights and obligations hereunder without the prior written consent of the Agent.

15.           Governing Law.  This Agreement and the rights of the Agent and the Participant shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to its rules regarding conflict of laws.

16.           Headings.  The headings of the sections in this Agreement are for convenience of reference only and shall have no application in the interpretation of this Agreement.

17.           Exhibits.  The exhibits hereto are incorporated by reference to the same extent as if fully set forth herein.

18.           Severability.  If any provision of this Agreement or application to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

19.           Further Assurances.  The parties agree to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated by this Agreement.

20.           Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall constitute an original.

21.           Entire Agreement; Amendment.  This Agreement together with its exhibits contain the entire understanding and agreement of the Agent and the Participant regarding the subject matter hereof and may not in any way be altered, amended or modified except by an instrument in writing signed by the Agent and the Participant.

 [The remainder of this page is left blank intentionally.]

37104.9/319509v1
UDF IV Participation Agreement
UDF III – Buff TX Classic Lot Inventory Line

IN WITNESS WHEREOF, this Agreement has been executed on this the ______ day of March, 2010, effective for all purposes as of the Effective Date.

AGENT:

UNITED DEVELOPMENT FUNDING III, LP

By:           UMTH Land Development, L.P.
Its:           General Partner

By:           UMT Services, Inc.
Its:           General Partner

By: /s/ Ben Wissink
Name: Ben Wissink
Title: Chief Operating Officer

PARTICIPANT:

UNITED DEVELOPMENT FUNDING IV
a Maryland real estate investment trust

By: /s/ David Hanson
Name:	David Hanson
Title:	Chief Operating Officer

37104.9/319509v1
UDF IV Participation Agreement
UDF III – Buff TX Classic Lot Inventory Line

EXHIBIT A

LOAN DOCUMENTS

(see attached)

37104.9/319509v1
UDF IV Participation Agreement
UDF III – Buff TX Classic Lot Inventory Line